QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-1 of CardioNet, Inc. filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, of our report of PDSHeart, Inc. dated March 2, 2007 included in Amendment No. 7 to the Registration Statement on Form S-1 of CardioNet, Inc. (File No. 333-145547), which was declared effective on March 18, 2008 by the Securities and Exchange Commission.

                            /s/  ERNST & YOUNG LLP

West Palm Beach, Florida
March 18, 2008

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM